Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2018

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2018	December 31, 2017
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$45,923,727	$45,372,989
Held for investment, at amortized cost	—	77,041
Mortgage loans on real estate	2,943,091	2,665,531
Derivative instruments	205,149	1,568,380
Other investments	355,531	616,764
Total investments	49,427,498	50,300,705

Cash and cash equivalents	344,396	1,434,045
Coinsurance deposits	4,954,068	4,858,289
Accrued investment income	468,729	429,008
Deferred policy acquisition costs	3,535,838	2,714,523
Deferred sales inducements	2,516,721	2,001,892
Deferred income taxes	291,169	38,147
Income taxes recoverable	26,537	—
Other assets	60,608	254,127
Total assets	$61,625,564	$62,030,736

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$57,606,009	$56,142,673
Other policy funds and contract claims	270,858	282,884
Notes payable	494,591	494,093
Subordinated debentures	242,982	242,565
Amounts due under repurchase agreements	109,298	—
Income taxes payable	—	34,285
Other liabilities	502,725	1,984,079
Total liabilities	59,226,463	59,180,579

Stockholders' equity:
Common stock	90,369	89,331
Additional paid-in capital	811,186	791,446
Accumulated other comprehensive income (loss)	(52,432)	724,599
Retained earnings	1,549,978	1,244,781
Total stockholders' equity	2,399,101	2,850,157
Total liabilities and stockholders' equity	$61,625,564	$62,030,736

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenues:
Premiums and other considerations	$4,430	$8,537	$26,480	$34,228
Annuity product charges	60,394	56,388	224,488	200,494
Net investment income	554,355	512,709	2,147,812	1,991,997
Change in fair value of derivatives	(1,054,281)	661,993	(777,848)	1,677,871
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	3,097	2,719	(37,178)	10,509
OTTI losses on investments:
Total OTTI losses	(18,980)	(2,485)	(35,005)	(2,758)
Portion of OTTI losses recognized in (from) other comprehensive income	—	(591)	(1,651)	(1,872)
Net OTTI losses recognized in operations	(18,980)	(3,076)	(36,656)	(4,630)
Loss on extinguishment of debt	—	—	—	(18,817)
Total revenues	(450,985)	1,239,270	1,547,098	3,891,652

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	7,439	10,535	39,530	43,219
Interest sensitive and index product benefits	255,700	630,905	1,610,835	2,023,668
Amortization of deferred sales inducements	(11,578)	65,885	222,201	176,612
Change in fair value of embedded derivatives	(804,026)	290,890	(1,389,491)	919,735
Interest expense on notes and loan payable	6,376	6,371	25,498	30,368
Interest expense on subordinated debentures	4,041	3,864	15,491	14,124
Amortization of deferred policy acquisition costs	(8,750)	93,716	327,991	255,964
Other operating costs and expenses	33,597	29,366	129,301	111,691
Total benefits and expenses	(517,201)	1,131,532	981,356	3,575,381
Income before income taxes	66,216	107,738	565,742	316,271
Income tax expense	12,393	70,935	107,726	141,626
Net income	$53,823	$36,803	$458,016	$174,645

Earnings per common share	$0.59	$0.41	$5.07	$1.96
Earnings per common share - assuming dilution	$0.59	$0.41	$5.01	$1.93

Weighted average common shares outstanding (in thousands):
Earnings per common share	90,555	89,308	90,348	88,982
Earnings per common share - assuming dilution	91,622	90,727	91,423	90,311

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
Revenues:
Traditional life insurance premiums	$845	$807	$910	$972	$2,989
Life contingent immediate annuity considerations	3,585	6,433	4,847	8,081	5,548
Surrender charges	15,710	17,132	16,520	16,282	13,573
Lifetime income benefit rider fees	44,684	41,233	38,486	34,441	42,815
Net investment income	554,355	549,391	533,282	510,784	512,709
Change in fair value of derivatives	(1,054,281)	595,311	132,205	(451,083)	661,993
Net realized gains (losses) on investments, excluding OTTI	3,097	(2,196)	(38,381)	302	2,719
Net OTTI losses recognized in operations	(18,980)	(14,373)	(2,396)	(907)	(3,076)
Total revenues	(450,985)	1,193,738	685,473	118,872	1,239,270

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	731	838	981	821	1,528
Life contingent immediate annuity benefits and change in future policy benefits	6,708	9,883	8,295	11,273	9,007
Interest sensitive and index product benefits (a)	255,700	413,089	427,951	514,095	630,905
Amortization of deferred sales inducements (b)	(11,578)	55,244	78,112	100,423	65,885
Change in fair value of embedded derivatives	(804,026)	383,716	(101,949)	(867,232)	290,890
Interest expense on notes and loan payable	6,376	6,376	6,374	6,372	6,371
Interest expense on subordinated debentures	4,041	3,942	3,878	3,630	3,864
Amortization of deferred policy acquisition costs (b)	(8,750)	81,053	115,049	140,639	93,716
Other operating costs and expenses	33,597	31,924	32,540	31,240	29,366
Total benefits and expenses	(517,201)	986,065	571,231	(58,739)	1,131,532
Income before income taxes	66,216	207,673	114,242	177,611	107,738
Income tax expense (c)(d)	12,393	38,345	20,339	36,649	70,935
Net income (a)(b)(c)(d)	$53,823	$169,328	$93,903	$140,962	$36,803

Earnings per common share	$0.59	$1.87	$1.04	$1.57	$0.41
Earnings per common share - assuming dilution (a)(b)(c)(d)	$0.59	$1.85	$1.03	$1.55	$0.41

Weighted average common shares outstanding (thousands):
Earnings per common share	90,555	90,486	90,327	90,017	89,308
Earnings per common share - assuming dilution	91,622	91,651	91,271	91,139	90,727

(a)
Q3 2018 includes a benefit from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index product benefits by $53.6 million and increased net income and earnings per common share - assuming dilution by $42.0 million and $0.46 per share, respectively.

(b)
Q3 2018 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $21.5 million and $30.6 million, respectively, and increased net income and earnings per common share - assuming dilution by $40.8 million and $0.45 per share, respectively.

(c)
Q3 2018 includes an income tax benefit from a worthless stock deduction related to a wholly-owned subsidiary which increased net income and earnings per common share - assuming dilution by $7.4 million and $0.08 per share, respectively.

(d)
Q4 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the newly enacted federal tax rate resulting from the Tax Cuts and Jobs Act of 2017. The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized non-GAAP operating income and non-GAAP operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income equals net income adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Non-GAAP Operating Income

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net income (b)	$53,823	$36,803	$458,016	$174,645
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment (gains) losses, including OTTI	9,525	(676)	45,450	(5,093)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	36,186	5,463	(72,181)	121,846
Change in fair value of derivatives - debt	1,276	(1,085)	(1,892)	(1,224)
Income taxes (b)	(10,475)	34,003	(3,653)	(5,124)
Non-GAAP operating income	$90,335	$74,508	$425,740	$285,050

Per common share - assuming dilution:
Net income	$0.59	$0.41	$5.01	$1.93
Adjustments to arrive at non-GAAP operating income:
Net realized investment (gains) losses, including OTTI	0.10	(0.01)	0.50	(0.05)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	0.40	0.06	(0.79)	1.35
Change in fair value of derivatives - debt	0.01	(0.01)	(0.02)	(0.01)
Income taxes	(0.11)	0.37	(0.04)	(0.06)
Non-GAAP operating income	$0.99	$0.82	$4.66	$3.16

(a)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

(b)
Net income for the three months and year ended December 31, 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the new enacted federal tax rate resulting from the Tax Cuts and Jobs Act of 2017 ("Tax Reform"). The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively. The impact of Tax Reform has been excluded from non-GAAP operating income.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$15,883	$357	$73,834	$(5,879)
Amortization of DAC and DSI	(6,358)	(1,033)	(28,384)	786
Income taxes	(2,374)	241	(12,282)	1,813
	$7,151	$(435)	$33,168	$(3,280)
Change in fair value of derivatives and embedded derivatives:
Index annuities	$212,253	$8,174	$(42,394)	$270,809
Interest rate caps and swap	1,276	(1,085)	(1,892)	(1,224)
Amortization of DAC and DSI	(176,067)	(2,711)	(29,787)	(148,963)
Income taxes	(8,101)	(2,170)	16,077	(42,869)
	$29,361	$2,208	$(57,996)	$77,753
Worthless stock deduction:
Income taxes	$—	$—	$(7,448)	$—

Income taxes:
Impact of Tax Reform	$—	$35,932	$—	$35,932

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income to Non-GAAP Operating Income

	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
Net income (a)	$53,823	$169,328	$93,903	$140,962	$36,803
Adjustments to arrive at non-GAAP operating income: (b)
Net realized investment (gains) losses, including OTTI	9,525	10,278	25,624	23	(676)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	36,186	545	(30,094)	(78,818)	5,463
Change in fair value of derivatives - debt	1,276	(597)	(739)	(1,832)	(1,085)
Income taxes (a)	(10,475)	(8,491)	(2,046)	17,359	34,003
Non-GAAP operating income (c)(d)	$90,335	$171,063	$86,648	$77,694	$74,508

Per common share - assuming dilution:
Net income (a)	$0.59	$1.85	$1.03	$1.55	$0.41
Adjustments to arrive at non-GAAP operating income: (b)
Net realized investment (gains) losses, including OTTI	0.10	0.11	0.28	—	(0.01)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	0.40	0.01	(0.33)	(0.87)	0.06
Change in fair value of derivatives - debt	0.01	(0.01)	(0.01)	(0.02)	(0.01)
Income taxes (a)	(0.11)	(0.09)	(0.02)	0.19	0.37
Non-GAAP operating income (c)(d)	$0.99	$1.87	$0.95	$0.85	$0.82

(a)
Q4 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the newly enacted federal tax rate resulting from the Tax Cuts and Jobs Act of 2017 ("Tax Reform"). The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively. The impact of Tax Reform has been excluded from non-GAAP operating income.

(b)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(c)
Q3 2018 includes a benefit from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index product benefits by $53.6 million and increased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $42.0 million and $0.46 per share, respectively.

(d)
Q3 2018 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $20.5 million and $28.7 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $38.5 million and $0.42 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
Net realized (gains) losses on investments	$(3,097)	$2,196	$38,381	$(302)	$(2,719)
Net OTTI losses recognized in operations	18,980	14,373	2,396	907	3,076
Change in fair value of derivatives	1,017,555	(408,680)	28,741	707,589	(283,801)
Increase (decrease) in total revenues	1,033,438	(392,111)	69,518	708,194	(283,444)

Amortization of deferred sales inducements	77,745	(7,219)	(9,888)	(33,212)	1,499
Change in fair value of embedded derivatives	804,026	(383,716)	101,949	867,232	(290,890)
Amortization of deferred policy acquisition costs	104,680	(11,402)	(17,334)	(45,199)	2,245
Increase (decrease) in total benefits and expenses	986,451	(402,337)	74,727	788,821	(287,146)
Increase (decrease) in income before income taxes	46,987	10,226	(5,209)	(80,627)	3,702
Increase (decrease) in income tax expense	10,475	8,491	2,046	(17,359)	(34,003)
Increase (decrease) in net income	$36,512	$1,735	$(7,255)	$(63,268)	$37,705

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Share

	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
Capitalization:
Notes and loan payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	247,161	247,096	247,032	246,969	246,908
Total debt	747,161	747,096	747,032	746,969	746,908
Total stockholders’ equity	2,399,101	2,489,296	2,426,825	2,546,990	2,850,157
Total capitalization	3,146,262	3,236,392	3,173,857	3,293,959	3,597,065
Accumulated other comprehensive (income) loss (AOCI)	52,432	(70,288)	(180,406)	(399,982)	(724,599)
Total capitalization excluding AOCI (a)	$3,198,694	$3,166,104	$2,993,451	$2,893,977	$2,872,466

Total stockholders’ equity	$2,399,101	$2,489,296	$2,426,825	$2,546,990	$2,850,157
Accumulated other comprehensive (income) loss	52,432	(70,288)	(180,406)	(399,982)	(724,599)
Total stockholders’ equity excluding AOCI (a)	$2,451,533	$2,419,008	$2,246,419	$2,147,008	$2,125,558

Common shares outstanding	90,369,229	90,277,626	90,233,346	89,983,823	89,331,087

Book Value per Share: (b)
Book value per share including AOCI	$26.55	$27.57	$26.89	$28.30	$31.91
Book value per share excluding AOCI (a)	$27.13	$26.80	$24.90	$23.86	$23.79

Debt-to-Capital Ratios: (c)
Senior debt / Total capitalization	15.6%	15.8%	16.7%	17.3%	17.4%
Adjusted debt / Total capitalization	15.6%	15.8%	16.7%	17.3%	17.4%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(c)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes and loan payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands)

Spread Results

Year Ended December 31,
2018	2017		Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
4.47%	4.46%	Average yield on invested assets	4.51%	4.54%	4.47%	4.36%	4.47%
1.87%	1.74%	Aggregate cost of money	1.95%	1.87%	1.83%	1.82%	1.72%
2.60%	2.72%	Aggregate investment spread	2.56%	2.67%	2.64%	2.54%	2.75%

		Impact of:
0.08%	0.08%	Investment yield - additional prepayment income	0.09%	0.11%	0.07%	0.03%	0.11%
0.05%	0.06%	Cost of money effect of over hedging	0.03%	0.07%	0.06%	0.02%	0.08%

$48,104,780	$44,798,227	Weighted average investments	$49,258,548	$48,466,817	$47,795,388	$46,898,365	$46,031,966
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Year Ended December 31,
2018	2017		Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
		Included in interest sensitive and index product benefits:
$1,285,555	$1,594,722	Index credits	$157,999	$369,011	$334,605	$423,940	$526,200
214,166	249,898	Interest credited	53,559	52,618	52,922	55,067	59,065
		Included in change in fair value of derivatives:
(1,307,755)	(1,623,346)	Proceeds received at option expiration	(162,433)	(378,149)	(341,616)	(425,557)	(535,328)
739,558	593,990	Pro rata amortization of option cost	198,999	191,362	180,465	168,732	156,782
$931,524	$815,264	Cost of money for deferred annuities	$248,124	$234,842	$226,376	$222,182	$206,719

$49,855,778	$46,846,995	Weighted average liability balance outstanding	$50,832,984	$50,273,893	$49,541,746	$48,774,490	$48,014,427
Annuity Account Balance Rollforward

Year Ended December 31,
2018	2017		Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
$48,400,755	$45,204,015	Account balances at beginning of period	$50,612,519	$49,935,266	$49,148,224	$48,400,755	$47,628,099
3,967,928	3,764,984	Net deposits	1,040,857	929,480	1,066,857	930,734	874,952
179,465	216,172	Premium bonuses	44,450	41,878	49,467	43,670	41,098
1,499,721	1,844,620	Fixed interest credited and index credits	211,558	421,629	387,527	479,007	585,265
(65,644)	(54,624)	Surrender charges	(15,710)	(17,132)	(16,520)	(16,282)	(13,573)
(158,844)	(145,870)	Lifetime income benefit rider fees	(44,684)	(41,233)	(38,486)	(34,441)	(42,815)
(2,769,931)	(2,428,542)	Surrenders, withdrawals, deaths, etc.	(795,540)	(657,369)	(661,803)	(655,219)	(672,271)
$51,053,450	$48,400,755	Account balances at end of period	$51,053,450	$50,612,519	$49,935,266	$49,148,224	$48,400,755

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Year Ended December 31,
2018	2017		Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
		American Equity:
$3,560,881	$3,390,144	Fixed index annuities	$944,097	$830,759	$952,675	$833,350	$757,160
45,636	74,829	Annual reset fixed rate annuities	5,574	8,390	15,455	16,217	18,974
3,581	23,424	Multi-year fixed rate annuities	332	360	888	2,001	3,773
23,813	24,946	Single premium immediate annuities	2,893	4,977	5,313	10,630	7,909
3,633,911	3,513,343		952,896	844,486	974,331	862,198	787,816
		Eagle Life:
660,401	576,695	Fixed index annuities	162,847	163,871	173,119	160,564	187,888
1,555	—	Annual reset fixed rate annuities	484	450	348	273	—
109,096	87,172	Multi-year fixed rate annuities	12,802	34,851	53,419	8,024	32,953
771,052	663,867		176,133	199,172	226,886	168,861	220,841
		Consolidated:
4,221,282	3,966,839	Fixed index annuities	1,106,944	994,630	1,125,794	993,914	945,048
47,191	74,829	Annual reset fixed rate annuities	6,058	8,840	15,803	16,490	18,974
112,677	110,596	Multi-year fixed rate annuities	13,134	35,211	54,307	10,025	36,726
23,813	24,946	Single premium immediate annuities	2,893	4,977	5,313	10,630	7,909
4,404,963	4,177,210	Total before coinsurance ceded	1,129,029	1,043,658	1,201,217	1,031,059	1,008,657
413,222	387,280	Coinsurance ceded	85,279	109,201	129,047	89,695	125,796
$3,991,741	$3,789,930	Net after coinsurance ceded	$1,043,750	$934,457	$1,072,170	$941,364	$882,861
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at December 31, 2018:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	13.4	7.7	12.3%	$48,935,622	95.9%
Annual Reset Fixed Rate Annuities	9.7	3.8	6.7%	1,503,651	2.9%
Multi-Year Fixed Rate Annuities	5.1	1.2	3.1%	614,177	1.2%
Total	13.2	7.5	12.1%	$51,053,450	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$869,810	$2,500,773
0.0% < 2.0%	6,424	185,885
2.0% < 3.0%	10,103	270,332
3.0% < 4.0%	18,386	172,239
4.0% < 5.0%	24,665	630,122
5.0% < 6.0%	51,837	1,114,055
6.0% < 7.0%	134,806	1,336,324
7.0% < 8.0%	301,560	2,915,279
8.0% < 9.0%	59,542	3,413,768
9.0% < 10.0%	38,045	3,117,947
10.0% or greater	602,650	33,278,898
	$2,117,828	$48,935,622

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,370,583	0.00%
2019	471,112	2.45%
2020	808,067	4.13%
2021	1,303,075	5.90%
2022	1,882,010	7.16%
2023	4,658,720	8.54%
2024	5,264,984	10.30%
2025	6,023,757	10.93%
2026	5,273,614	12.24%
2027	4,373,535	13.79%
2028	4,639,583	14.41%
2029	2,921,825	17.29%
2030	2,694,631	18.15%
2031	3,274,979	18.50%
2032	2,229,780	18.99%
2033	1,149,212	19.48%
2034	713,983	19.97%
	$51,053,450	12.05%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$1,032,332	$1,374,337
› 0.0% - 0.25%	55,243	206,556
› 0.25% - 0.5%	244,378	3,635
› 0.5% - 1.0%	58,380	16,315
› 1.0% - 1.5%	11,314	—
1.00% ultimate guarantee - 2.40% wtd avg interest rate (a)	476,819	617,551
1.50% ultimate guarantee - 1.24% wtd avg interest rate (a)	153,245	3,596,494
2.00% ultimate guarantee - 1.86% wtd avg interest rate (a)	86,117	—
2.25% ultimate guarantee - 1.93% wtd avg interest rate (a)	—	890,774
3.00% ultimate guarantee - 2.13% wtd avg interest rate (a)	—	1,690,684
Allocated to index strategies (see tables that follow)	—	40,539,276
	$2,117,828	$48,935,622

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2018 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.17%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$2,049	$90,706	$3,014,980	$76,496	$181,913
1.75% - 3%	6,811,980	—	—	—	—
3% - 4%	719,521	13,216	—	—	—
4% - 5%	534,034	220,258	3,570,392	—	—
5% - 6%	501,319	179,711	39,311	—	—
6% - 7%	—	—	119	—	—
>= 7%	4,978	7,916	794	7,685	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$732	$393,066	$118,325	$132,868
< 20%	616,543	—	—	—
20% - 40%	916,470	174,882	—	—
40% - 60%	1,926,127	104,220	66,475	—
60% - 100%	123,617	—	—	—
> 100%	29,495	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,323,964
1.10% - 1.30%	6,937,420
1.40% - 1.60%	3,627,115
1.70% - 2.00%	1,852,066
>= 2.10%	952

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	412,081
2.25% - 2.75%	899,122
3.00% - 3.50%	3,325,672
3.75% - 4.50%	794,631
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.75% based upon prices of options for the week ended January 15, 2019.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands)

Summary of Invested Assets

	December 31, 2018		December 31, 2017
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$11,652	—%	$11,876	—%
United States Government sponsored agencies	1,138,529	2.3%	1,305,017	2.6%
United States municipalities, states and territories	4,126,267	8.3%	4,166,812	8.3%
Foreign government obligations	230,274	0.5%	239,360	0.5%
Corporate securities	28,371,514	57.4%	29,956,012	59.6%
Residential mortgage backed securities	1,202,159	2.4%	1,105,567	2.2%
Commercial mortgage backed securities	5,379,003	10.9%	5,544,850	11.0%
Other asset backed securities	5,464,329	11.1%	3,120,536	6.2%
Total fixed maturity securities	45,923,727	92.9%	45,450,030	90.4%
Mortgage loans on real estate	2,943,091	6.0%	2,665,531	5.3%
Derivative instruments	205,149	0.4%	1,568,380	3.1%
Other investments	355,531	0.7%	616,764	1.2%
	$49,427,498	100.0%	$50,300,705	100.0%
Credit Quality of Fixed Maturity Securities - December 31, 2018

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$26,921,843	58.6%	Aaa/Aa/A	$27,052,481	58.9%
2	17,528,072	38.2%	Baa	17,265,590	37.6%
3	1,269,242	2.8%	Ba	1,191,772	2.6%
4	137,991	0.3%	B	139,313	0.3%
5	19,453	—%	Caa	122,717	0.3%
6	47,126	0.1%	Ca and lower	151,854	0.3%
	$45,923,727	100.0%		$45,923,727	100.0%
Watch List Securities - December 31, 2018

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
Below investment grade
Corporate securities:
Consumer discretionary	$52,470	$(10,457)	$42,013	5 - 47
Energy	76,005	(18,321)	57,684	2 - 52
Industrials	562	—	562	—
Materials	3,990	1,417	5,407	—
Utilities	59,753	(6,008)	53,745	3 - 15
Other asset backed securities:
Financials	1,693	326	2,019	—
	$194,473	$(33,043)	$161,430

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	December 31, 2018		December 31, 2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,220,340	$1,150,181	$1,320,151	$1,316,893
United States municipalities, states and territories	3,880,703	4,126,267	3,804,360	4,166,812
Foreign government obligations	226,860	230,274	228,214	239,360
Corporate securities:
Capital goods	2,491,620	2,485,845	2,405,102	2,570,734
Consumer discretionary	5,742,182	5,665,192	5,889,227	6,232,728
Energy	2,543,114	2,468,545	2,554,199	2,666,172
Financials	6,046,859	6,054,591	6,004,618	6,369,575
Industrials	302,078	298,620	283,915	291,174
Information technology	1,794,676	1,781,800	1,829,396	1,932,131
Materials	1,771,359	1,759,325	1,801,312	1,901,090
Other	999,140	1,011,396	989,641	1,052,676
Telecommunications	1,604,307	1,594,978	1,461,536	1,539,840
Transportation	1,438,723	1,428,378	1,152,637	1,218,964
Utilities	3,749,080	3,822,844	3,756,070	4,103,887
Residential mortgage backed securities:
Government agency	604,998	636,632	628,320	668,641
Prime	420,350	434,991	269,407	282,360
Alt-A	109,275	130,536	130,757	154,566
Commercial mortgage backed securities:
Government agency	442,287	438,063	554,514	564,400
Non-agency	5,049,984	4,940,940	4,977,408	4,980,450
Other asset backed securities:
Auto	315,439	318,616	298,142	299,688
Financials	8,322	8,931	11,371	12,382
Industrials	217,358	216,724	243,859	251,321
Collateralized loan obligations	4,579,467	4,320,168	1,965,349	1,973,877
Military housing	438,350	464,071	433,840	461,452
Other	134,319	135,819	123,414	121,816
	$46,131,190	$45,923,727	$43,116,759	$45,372,989
Held for investment:
Corporate security - financials	$—	$—	$77,041	$76,460

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018
Unaudited (Dollars in thousands)

Mortgage Loans on Commercial Real Estate

	December 31, 2018		December 31, 2017
	Principal	Percent	Principal	Percent
Geographic distribution
East	$586,773	19.9%	$548,067	20.5%
Middle Atlantic	168,969	5.7%	163,485	6.1%
Mountain	357,642	12.1%	308,486	11.5%
New England	9,418	0.3%	12,265	0.5%
Pacific	521,363	17.7%	466,030	17.4%
South Atlantic	694,599	23.5%	609,736	22.8%
West North Central	291,890	9.9%	324,808	12.2%
West South Central	321,810	10.9%	241,438	9.0%
	$2,952,464	100.0%	$2,674,315	100.0%

Property type distribution
Office	$268,932	9.1%	$283,926	10.6%
Medical office	33,467	1.1%	34,338	1.3%
Retail	1,091,627	37.0%	1,040,028	38.9%
Industrial/Warehouse	762,887	25.8%	677,770	25.3%
Apartment	600,638	20.3%	462,897	17.3%
Agricultural	25,000	0.9%	—	—%
Mixed use/other	169,913	5.8%	175,356	6.6%
	$2,952,464	100.0%	$2,674,315	100.0%

	December 31, 2018	December 31, 2017
Credit exposure - by payment activity
Performing	$2,952,464	$2,670,657
In workout	—	1,436
Delinquent	—	—
Collateral dependent	—	2,222
	2,952,464	2,674,315
Specific loan loss allowance	(229)	(1,418)
General loan loss allowance	(8,010)	(6,100)
Deferred prepayment fees	(1,134)	(1,266)
	$2,943,091	$2,665,531

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2018
First Quarter	$35.79	$28.90	$29.36	$0.00
Second Quarter	$37.16	$27.06	$36.00	$0.00
Third Quarter	$38.57	$34.51	$35.36	$0.00
Fourth Quarter	$36.39	$25.27	$27.94	$0.28

2017
First Quarter	$28.00	$21.66	$23.63	$0.00
Second Quarter	$26.65	$22.23	$26.28	$0.00
Third Quarter	$29.43	$25.43	$29.08	$0.00
Fourth Quarter	$32.54	$28.06	$30.73	$0.26

2016
First Quarter	$23.65	$12.65	$16.80	$0.00
Second Quarter	$16.96	$12.77	$14.25	$0.00
Third Quarter	$18.32	$13.07	$17.73	$0.00
Fourth Quarter	$23.41	$15.39	$22.54	$0.24
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2018

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Alex Scott
Goldman Sachs & Co. LLC
(917) 343-7160
alex.scott@gs.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com
John Nadel
UBS Investment Bank
(212) 713-4299
john.nadel@ubs.com